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                       THE METZLER/PAYDEN INVESTMENT GROUP

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2005,
                         AS SUPPLEMENTED ON MAY 5, 2005


 INITIAL SALES CHARGE AND RULE 12B-1 FEE TERMINATED EFFECTIVE FEBRUARY 22, 2006


Initial Sales Charge: Beginning Wednesday, February 22, 2006, the initial sales charge (front-end load fee) on the European Emerging Markets Fund and the European Growth Fund will be terminated. Beginning that day, any and all purchases of shares of either Fund will be at net asset value.

Rule 12b-1 Fee: Also, effective February 22, 2006, the Rule 12b-1 Fee of 0.25%, which is applicable to each Fund, will be terminated.


           The date of this Prospectus Supplement is February 13, 2006